BASIS OF PRESENTATION	12 Months Ended
Dec. 31, 2018
Restructuring Option Two
BASIS OF PRESENTATION
1.	BASIS OF PRESENTATION

Oi S.A. - Under Judicial Reorganization – Debtor-in-Possession (“Company” or “Oi”), is a Switched Fixed-line Telephony Services (“STFC”) concessionaire, operating since July 1998 in Region II of the General Concession Plan (PGO), which covers the Brazilian states of Acre, Rondônia, Mato Grosso, Mato Grosso do Sul, Tocantins, Goiás, Paraná, Santa Catarina and Rio Grande do Sul, and the Federal District, in the provision of STFC as a local and intraregional long-distance carrier. From January 2004 on, the Company also provides domestic and international long-distance services in all Regions and since January 2005 started to provide local services outside Region II. These services are provided under concessions granted by Agência Nacional de Telecomunicações - ANATEL (National Telecommunications Agency), the regulator of the Brazilian telecommunications industry (“ANATEL” or “Agency”).

The Company is headquartered in Brazil, in the city of Rio de Janeiro, at Rua do Lavradio, 71 – 2º andar.

The Company also holds: (i) through its wholly-owned subsidiary Telemar Norte Leste S.A. - Under Judicial Reorganization – Debtor-in-Possession (“Telemar”) a concession to provide fixed telephone services in Region I and nationwide International Long-distance services; and (ii) through its indirect subsidiary Oi Móvel S.A. - Under Judicial Reorganization – Debtor-in-Possession (“Oi Móvel”) a license to provide mobile telephony services in Region I, II and III.

The local and nationwide STFC long-distance concession agreements entered into by the Company and its subsidiary Telemar with ANATEL are effective until December 31, 2025. These concession agreements provide for reviews on a five-year basis and in general have a higher degree of intervention in the management of the business than the licenses to provide private services, and include several consumer protection provisions, as perceived by the regulator. On December 30, 2015, ANATEL announced that the review to be implemented by the end of 2015 had been postponed to April 30, 2016. Subsequently, On April 29, 2016, ANATEL decided, under a Resolution Circular Letter, to postpone until December 31, 2016 the execution of the revised agreements. On December 30, 2016 and under a Resolution Circular Letter, ANATEL postponed again the execution of the new concession agreements up to June 30, 2017. On June 29, 2017, ANATEL informed, in an official letter, that it would no longer make any further amendments to the concession agreements at this instance. Note that until the end of the concession agreement on December 31, 2025 there would still be a period for revision, on December 31, 2020. It is worth noting that Congress Bill 79/2016 provides for a special amendment of concession agreements to adjust them to the possibility of migrating from a public utility regime to an STFC service provision under a private law regime. Thus, if this bill is passed into law, the concession agreement is subject to amendment in any date other than December 31, 2020. Throughout the years, ANATEL initiated some procedures aiming at monitoring the Company’s financial situation, as well as to assess the Company’s ability to discharge its obligations arising from the terms of the concession agreements. In light of the approval of the Judicial Reorganization Plan by the creditors and its subsequent ratification by the competent court, ANATEL started to monitor the Oi Group Companies’ operating and financial positions based on the effectiveness of said Judicial Reorganization Plan (JRP).

The Company is registered with the Brazilian Securities and Exchange Commission (“CVM”) and the U.S. Securities and Exchange Commission (“SEC”). Its shares are traded on B3 S.A. – Brasil, Stock Exchange, OTC, and its American Depositary Receipts (“ADRs”) representing Oi common shares and preferred shares traded on the New York Stock Exchange (“NYSE”).

1.1.	JUDICIAL REORGANIZATION

On June 20, 2016, Oi, together with its direct and indirect wholly owned subsidiaries Oi Móvel, Telemar, Copart 4 Participações S.A. – Under Judicial Reorganization - Debtor-in-Possession (“Copart 4”), Copart 5 Participações S.A. – Under Judicial Reorganization - Debtor-in-Possession (“Copart 5”), Portugal Telecom International Finance B.V. – Under Judicial Reorganization - Debtor-in-Possession (“PTIF”), and Oi Brasil Holdings Cooperatief U.A. – Under Judicial Reorganization - Debtor-in-Possession (“Oi Holanda”) (collectively with the Company, the “Oi Companies” or “JR Debtors”) filed, as a matter of urgency, a request for judicial reorganization with the Court of the State of Rio de Janeiro, as approved by the Company’s Board of Directors and the competent governing bodies.

On November 29, 2017, the Judicial Reorganization Court determined once again the postponement of the General Creditors Meeting (“CGM”) to December 19, 2017, on its first notice to convene, which may continue on December 20, 2017, if necessary, and February 1, 2018, on its second notice to convene, which may continue on February 2, 2018, if necessary.

On December 19, 2017, after confirming that the required quorum of classes I, II, III, and IV creditors was in attendance, the CGM was held and the JRP was approved by a vast majority of creditors on December 20, 2017.

On January 8, 2018, the Judicial Reorganization Court issued a decision ratifying the JRP and granting the judicial reorganization to the Oi Companies. Said decision was published on February 5, 2018, initiating the period for the creditors of the Judicial Reorganization Debtors (“JR Debtors”) to elect one of the payment options to recover their claims, as provided for in the JRP, which ended on February 26, 2018, except for bondholders, whose deadline was extended to March 8, 2018, as decided by the Judicial Reorganization Court on February 26, 2018.

On July 20, 2018, the Board of Directors ratified in part the Capital Increase – Claim Capitalization, approved at the Board of Directors’ meeting held on March 5, 2018. This approval was provided after verification of the results of the new common shares’ subscription calculation by the Company’s shareholders, which exercised their preemptive right and by the holders of the Qualified Bondholders’ Unsecured Claims through the capitalization of their related claims, as provided for by the JRP.

Under Brazilian law, prior to issuing the Common Shares underlying the newly issued Common ADSs or the Warrants underlying the newly issued ADWs to holders of Defaulted Bonds, Oi was required to conduct a preemptive offer of those Common Shares and Warrants to all holders of its Common Shares and Preferred Shares. Holders of Common ADSs and Preferred ADSs were not entitled to participate in that preemptive offer.

Holders of preemptive rights were entitled to subscribe to Common Shares and the associated Warrants during a subscription period commencing on June 15, 2018 and ending on July 16, 2018 at a subscription price of R$7.00 per Common Share. Holders of Common Shares and Preferred Shares subscribed for 68,263 Common Shares and 5,197 Warrants in the preemptive offer. The cash proceeds of the preemptive offer was required to be made available to holders of Defaulted Bonds in lieu of the subscribed Common Shares and Warrants.

Under the JRP, the Qualified Recovery with respect to each US$1,000 of Qualified Bondholder Credits consisted of approximately:

•	US$195.61 aggregate principal amount of New Notes;

•	38.57 Common ADSs representing 192.83 Common Shares for a total of 1,514,299,603 shares valued at $10,600,097,221 in partial settlement of the bonds;

•	2.75 ADWs; and

•	US$0.01 in cash.

In the July 28, 2018 Board of Directors meeting, the Board ratified the issuance of subscription warrants to subscribers who participated in the preemptive offering and to qualified Bondholders pursuant to the terms of the Capital Increase – Claims Capitalization.

Pursuant to Article 72 of the Bylaws then in effect and because of a dilution of Company’s shareholding base in excess of 50% as a result of the Capital Increase – Claim Capitalization, the voting constraint therein was discontinued and immediately and irrevocably ceased to have any effect with respect to the exercise of voting rights by the Company’s shareholders.

On July 31, 2018, the Company that it had completed the restructuring of the Companies under Reorganization with the implementation of the applicable JRP terms and conditions represented by the completion of the Capital Increase – Claim Capitalization.

1.2.	CAPITAL INCREASE – NEW FUNDS

As part of the approved JRP, on October 26, 2018, the Board of Directors approved the Capital Increase – New Funds, within the authorized capital ceiling set in Oi’s Bylaws, through the issuance of three billion, two hundred twenty-five million, eight hundred six thousand, four hundred fifty-one (3,225,806,451) new common shares, at the price of R$1.24 per share (“New Common Shares”), for total consideration of R$4.0 billion, in line with the JRP provisions. Any holder of Company common shares (“Common Shares”) and/or Company preferred shares (“Preferred Shares”), including the custody agent of the American Depositary Shares Program (“ADSs Custodian”) representing Company Common Shares and/or Company Preferred Shares (“ADS”), is ensured the preemptive right to subscribe New Common Shares issued as a result of the Capital Increase – New Funds, pursuant to Article 171 of Law 6404/1976. Any and all New Common Shares not subscribed by existing common and/or preferred shareholders under their preemptive rights are to be subscribe by the Backstop Investors pursuant the deadlines and terms of the Commitment Agreement between the Company and the Backstop Investors. The preemptive rights were eligible to be exercised upon effectiveness of the U.S. SEC registration statement the Company filed relating to the sale of New Common Shares and ADS. The SEC declared the registration statement effective on November 13, 2018, upon which the Company disclosed a Notice to Shareholders communicating the start date of the preemptive right exercise period, as well as other terms and conditions.

Also on October 26, 2018, the Company became aware that the members of ANATEL’s Board of Directors unanimously decided to grant a preapproval of the Capital Increase – New Funds.

Between October 3 and December 31, 2018, 115,913,355 common shares have been issued to pursuant to the exercise of warrants that were issued as part of the Capital Increase – Claims Capitalization transaction, including subscription warrants represented by 22,798,378 American Depository Warrants. On January 4, 2019, 275,985 common shares have been issued to pursuant to the exercise of warrants that were issued as part of the Capital Increase – Claims Capitalization transaction, including subscription warrants represented by 55,197 American Depository Warrants. The Subscription Warrants not exercised up to and including January 2, 2019 and the ADWs not exercised up to and including December 26, 2018 have expired and can no longer be exercised.

On December 19, 2018, the Company noticed to Holders of ADSs informing that it changed certain terms of the Rights Offer. The Company entered into an amendment to the Commitment Agreement, under which the Backstop Investors holders of 60% of the total amounts of the backstop commitments (“Majority of the Backstop Investors”) agreed to extend the deadlines and waive certain pending conditions precedent to finance its backstop commitments, including the requirement to publish the updated General Universal Service Targets Plan (“New PGMU”). The Company also informed that it will pay to the ADS Depository the ADS issue rate of the New Common ADSs. As a result, the Deposit Amount of the New Common ADSs would no longer be used to pay the ADS issue rate, which would increase the portion returned to the holders of Common ADSs Rights exercised its Common ADSs Rights to subscribe the initial New Common ADSs or New Common ADSs Surpluses.

On January 11, 2019, the Company’s Board of Directors verified and confirmed the issuance of 1,530,457,356 New Common Shares that were subscribed within the preemptive right exercise period of new common shares, at the issue price of R$1.24 per share, for total proceeds of R$1,897,767,121.44. From the total of New Common Shares issued, (i) 856,519,080 were delivered to the ADS Depositary so that the ADSs corresponding to such New Common Shares were issued, which were delivered to the holders of ADSs to exercise their preemptive rights, and (ii) 673,938,276 New Common Shares were delivered to the holders of common shares and preferred shares that exercised their respective preemptive rights.

On the same date, the Company’s Board of Directors verified the result of the requests regarding the excess distribution of new common shares (“Excess New Common Shares”) not subscribed within the preemptive right exercise period of new common shares. The holders of common shares and preferred shares, including the ADS Depository, requested a total of 91,322,933 excess distribution shares. The Company’s Board of Directors also confirmed that because the number of Excess New Common Shares requested was lower than the total number of Excess New Common Shares available, the Excess New Common Shares requests filed by the holders of common shares and preferred shares and the holders of ADSs would be fully met.

On January 21, 2019, the Company’s Board of Directors verified the payment of the Excess New Common Shares and confirmed the issue of 91,322,933 Excess New Common Shares subscribed by the holders of common shares and preferred shares, including 49,156,560 Excess New Common Shares subscribed by the ADS Depository pursuant to the instructions received from holders of ADSs, at the issue price of R$1.24 per share, which resulted in the contribution of R$113,000,000.00 to the Company. On the same date, the Company’s Board of Directors confirmed that the 1,604,268,162 New Common Shares not subscribed within the preemptive right exercise period and the subscription of Excess New Common Shares would be subscribed by the Backstop Investors, under the terms of the Plan and the Commitment Agreement. Also on the same date, the Company’s Board of Directors verified that the Backstop Investors representing 84.4% of the total guarantee commitment of the Capital Increase – New Funds elected, under the terms of the Plan and the Commitment Agreement, to receive the guarantee commitment premium de commitment of the Capital Increase – New Funds in common shares, as provided for by Section 5 of the Commitment Agreement, and approved, therefore, in strict compliance with the Plan and the Commitment Agreement confirmed in court, the issue of 272,148,705 shares (“Commitment Shares”).

On January 28, 2019, the Company informed that, in compliance with the Plan and the terms of the Capital Increase – New Funds, on January 25, 2019 1,604,268,162 New Common Shares were subscribed and paid in, corresponding to the balance of common shares not subscribed by the shareholders within the preemptive right exercise period and the Excess New Common Shares period (“Balance of New Common Shares”). This concluded the Capital Increase – New Funds, provided for by Clause 6 of the Plan, through the subscription and payment of all 3,225,806,451 New Common Shares issued as part of the Capital Increase – New Funds, representing a contribution of new funds for the Company totaling R$4,000,000,000.00. The Company also informed that, in strict compliance with the Plan and the Commitment Agreement, the Backstop Investors that elected to receive their commitment premium in shares, as provided for by Clause 6.1.1.3 of the Plan and the Commitment Agreement, subscribed and paid in the Commitment Shares, issue price of R$1.24 per share, in the form of American Depositary Shares. In light of the outcome of the subscription and payment of the New Common Shares issued as part of the Capital Increase – New Funds and the Commitment Shares, the Company’s paid-in capital increased to R$32,538,937,370.00, (R$32,038,471,375.00 of share capital plus R$500,465,995.00 of additional paid-in capital), represented by 5,954,205,001 shares, divided into 5,796,477,760 registered common shares and 157,727,241 registered preferred shares, without par value.

1.3.	CREDITORS SETTLEMENT PROGRAM

On June 23, 2017, as authorized by the Judicial Reorganization Court, the Company initiated a program to enter into settlement agreements with the Oi Companies’ creditors listed in the Judicial Administrator’s List of Creditors, published on May 29, 2017 (“Oi Creditor” and “Creditors Settlement Program” or “Program”, respectively), and creditors could join the program via the website www.credor.oi.com.br.

The Creditors Settlement Program was applicable for creditors with claims amounting to R$50,000 or lower, and allowed the prepayment of 90% of the claim on the acceptance of the creditor and the remaining 10% of the claim after the approval of the JRP, to be paid under the terms and conditions of the Creditors Settlement Program. A Oi Creditor whose claim was higher than R$50,000 would be entitled to join the Creditors Settlement Program, in which case they would receive a R$50,000 prepayment, upon acceptance by such Oi Creditor of the settlement under the terms and conditions set out in the Creditors Settlement Program and the exceeding amount will be paid as set out in the Plan. The Creditors Settlement Program benefited the participating Oi Creditors as it allowed for the prepayment of part of the amount under the Program.

Approximately 35,000 creditors jointed the Creditors Settlement Program, of which about 30,000 in Brazil and 5,000 in Portugal, and approximately R$360 million were made available for the prepayment of the settlements entered into under the Program.

1.4.	PRE-PETITION CLAIMS, REGULATORY AGENCIES

The Company has reported that it has knowledge of regulatory punitive administrative proceedings and lawsuits that could amount to approximately R$14.5 billion as at June 30, 2016, including fines imposed, expected fines to be imposed and corresponding monetary variations. The Company disagreed and challenged a material portion of the noncompliance events pointed out by ANATEL and challenged the disproportionateness of the punitive actions taken, emphasizing their unreasonableness.

The JRP, as approved at the CGM on December 20, 2017 and subsequently ratified by the Judicial Reorganization Court on January 8, 2018, lays down the payment method Pre-petition Claims, Regulatory Agencies, which include ANATEL’s non-tax claims amounting to approximately R$14.5 billion as of June 30, 2016:

(i)

Payment of nontax pre-petition claims that are under the jurisdiction of the Federal Attorney General’s Office (AGU) in two hundred forty (240) installments, commencing June 30, 2018, as follows: (i) from the 1st to the 60th installment: 0.160%; (ii) from the 61st to the 120th installment: 0.330%; (iii) from the 121st to the 180th installment: 0.500%; (iv) from the 181st to the 239th installment: 0.660%; and (v) 240th installment: the outstanding balance. The first installments shall be fully paid by cashing amounts initially deposited in courts as collateral of these claims, to be supplemented, if necessary, in cash. Beginning in the subsequent month, Oi shall pay the other installments in cash. As from the second installment, the monthly installments shall be adjusted for inflation using the SELIC (Central Bank’s policy rate);

Because the other nontax pre-petition claims of regulatory agencies challenged at the administrative level are illiquid up to this date, they shall be paid as laid down in Clause 4.3.6 of the JRP, general payment method of unsecure claims.

Note, however, that ANATEL filed interlocutory appeal No. 001068-32.2018.8.19.0000 against the decision that ratified the judicial reorganization plan, alleging the invalidity of Clause No. 4.3.4, which sets the method for settlement of ANATEL’s claims. This appeal is pending trial.

Accordingly, the court decisions in effect establish that ANATEL’s non-tax claims against the Company are subject to the judicial reorganization proceeding and shall be paid as provide for by Pre-petition Claims, Regulatory Agencies (Clause 4.3.4 of the approved and ratified Judicial Reorganization Plan), as decided by the Oi Group’s creditors at the CGM, and decided by the Judicial Reorganization Court, pursuant to Law 11101/2005.

1.5.	PAYMENT PROPOSALS IN THE JRP APPROVED AT THE CGM ON DECEMBER 20, 2017, RATIFIED BY THE JUDICIAL REORGANIZATION COURT ON JANUARY 8, 2018 AND IN EFFECT BY DECEMBER 31, 2018

The Oi Group’s creditors shall become creditors of the debt(s) issued by the JR Debtor that was their original debtor.

CLAIMS FROM CREDITORS

This section presents a summarized version of the key terms of the repayment Plan to Oi Group Creditors, including certain information on the financial terms and conditions included in the JRP.

Note that, as defined in Appendix 1.1 to the JRP, the publication date of the Judicial Reorganization Court’s decision ratifying the JRP, i.e., the lower court decision granting the judicial reorganization, against which no appeal with a suspensory effect is upheld, which is January 8, 2018, published on the Official Gazette on February 5, 2018, is taken into consideration for purposes of the way the time limit in the payment terms is counted.

According to the approved JRP, there are 4 Classes of creditors, as follows:

Class I – Labor Claims

General rule: labor claims shall be paid in five (5) equal monthly installments, with a 180-day grace period after the Court Ratification of the Plan. Labor claims not yet acknowledged shall be paid in five (5) equal monthly installments, with a six-month grace period after a final, unappeasable court on the amount due decision is issued.

Labor Claims that are collateralized by judicial deposits:

•	Shall be paid through the immediate withdrawal of the amount deposited in court.

•

If the deposited amount is lower than the debt listed by the Oi Companies, the deposit shall be used to pay part of the debt and the outstanding balance shall be paid after a decision is issued by the Court that ratifies the amount due in five (5) equal monthly installments, with a 180-day grace period from the Court Ratification of the Plan. If the deposit is higher than the debt, the Oi Companies shall withdraw the difference.

Labor Claims not collateralized by judicial deposits shall be paid via judicial deposits attached to the court records of the related case.

Fundação Atlântico (pension fund) claims:

•	Payable in six (6) annual, equal installments, with a five-year grace period as from the Court Ratification of the Plan.

•

Interest/monetary variation: five-year grace period for interest. National Consumer Price Index (INPC) + 5.5% per year, levied as from the Court Ratification of the Plan, annually accrued during the grace period and payable annually, as from the sixth year, together with the principal installments.

Class II – Collateralized Payables

Class 2 claims shall be paid as follows:

Each creditor shall receive the original debt amount, as disclosed in the List of Creditors, adjusted by the interest/monetary variation rate, as follows:

Principal shall be repaid as follows:

•	72-month grace period for principal as from the Court Ratification date of the Judicial Reorganization Plan;

•	Principal shall be repaid in 108 monthly installments, as described in the table below:

Months	Percentage of the amount to be repaid per month
0 a 72nd	0.0%
73rd to 132nd	0.33%
133rd to 179th	1.67%
180th	1.71%

•	Four-year grace period on interest.

Interest: Long-term Interest Rate, released by the Central Bank, plus spread of 2.946372%, where the interest levied in the first four (4) years shall not be paid and shall be accrued annually and added to the principal.

Classes III and IV – Unsecured Creditors and MBOs/SBs

The payment proposal for claims of Unsecured Creditors and Micro-business Owners (“MBOs”) and Small Businesses (“SBs”) is described below, according to the thresholds established in the JRP:

Linear payment to Unsecured Creditors:

•

Linear payment to Unsecured Creditors: Unsecured Creditors’ and MEs/EPPs’ claims of amounting up to R$1,000 were paid in a single installment within 20 business days after the Court Ratification of the Plan.

•

Unsecured Creditors and MEs/EPPs with claims above R$1,000 can elect to receive their claims in a single installment, providing that they agree to receive only R$1,000 as the full payment of their claims an related costs, payable within 20 business days after the end of the period to elect the payment option.

Unsecured Creditors with Judicial Deposits: Class 3 and 4 claims held by Unsecured Creditors shall be paid after the withdrawal of the judicial deposits, using the following discount percentages:

Claim Amount Interval	Discount %
Up to R$1,000.00	0%
R$1,000.01 to R$5,000.00	15%
R$5,000.01 to R$10,000.00	20%
R$10,000.01 to R$150,000.00	30%
Over R$150,000.00	50%

•	Shall be paid through the withdrawal of the deposited amount;

•

If the deposit is lower than the debt (after the discount above, as applicable), the deposit shall be used to pay part of the debt and the outstanding balance shall be paid after a decision issued by the competent court that ratifies the amount due according to the General Payment Method described below;

•	If the deposit is higher than the debt (calculated after the discount above, as applicable), The Oi Companies shall withdraw the difference.

Unsecured Creditors and MEs/EPPs that are not paid as provided for above can opt for payments using one of the five restructuring options described below, limited to a maximum amount per offer.

Restructuring Option 1:

•

Part of Classes 3 and 4 claims shall be denominated in Brazilian reais by the amount of Classes 3 and 4 Creditors that elected this option, up to a ceiling of R$10,000,000,000; these Creditors can elect one of the following methods: (i) claim restructuring; (ii) private debentures, or (iii) public debentures.

•	Part of Classes 3 and 4 claims shall be denominated in US dollars by the amount claimed of Classes 3 and 4 Creditors that elected this option, up to a maximum of US$1,150,000,000.

•	60-month grace period on principal;

•	Principal shall be repaid in 24 semiannual, successive installments, as shown in the table below:

Six-month periods	Percentage of the amount to be repaid per six-month period
0 to 10th	0.0%
11th to 20th	2.0%
21st to 33rd	5.7%
34th	5.9%

•

The interest rate shall be (i) an annual rate equivalent to 80% of the interbank deposit rate (CDI) for claims denominated in Brazilian reais and (ii) 1.75% per year for claims denominated in US dollars; interest shall be annually accrued to the principal and paid semiannually as from the 66th month after the Ratification of the Judicial Reorganization Plan;

•	Once this offer’s maximum amounts are reached, the outstanding balances of the claims payable under this offer shall be paid according to the General Payment Method described below.

Restructuring Option 2:

•

The claims of the Creditors that elect this payment method shall be restructured in US dollars within up to six (6) months after the Court Ratification of the Plan, limited to a maximum of US$850,000,000.

•	60-month grace period on principal;

•	Principal shall be repaid in 24 semiannual, successive installments, as shown in the table below:

Six-month periods	Percentage of the amount to be repaid per six-month period
0 to 10th	0.0%
11th to 20th	2.0%
21st to 33rd	5.7%
34th	5.9%

•	Interest of 1.25% per year, annually accrued to the principal and paid semiannually as from the 66th month after the Ratification of the Judicial Reorganization Plan, where:

•

During the principal grace period, 10% of total interest shall be paid semiannually, while the remaining 90% shall be accrued to the principal annually. After this period, 100% of total interest shall be paid semiannually.

•	Once this offer’s maximum amounts are reached, the outstanding balances of the claims payable under this offer shall be paid according to the General Payment Method described below.

•	The creditors’ rights granted under this offer can only be assigned with the prior consent of Oi.

Restructuring Option 3:

Restructuring of unqualified bonds:

•	This offer is available only to bondholders with claims up to US$750,000, and it is limited to a maximum of US$500,000,000.

•	50% discounts, firstly applied to interest and subsequently to principal.

•	Grace period on principal: six years as from the Ratification of the Plan.

•

Principal shall be equivalent to 50% of the unqualified bondholders’ claims, capped at US$250,000,000, and shall be repaid in twelve (12) semiannual, successive installments, as shown in the table below:

Six-month periods	percentage of the amount to be repaid per six-month period
0 to 12th	0.0%
13th to 18th	4.0%
19th to 23rd	12.66%
24th	12.70%

•	Interest: 6% per year in US dollars, annually accrued to the principal as from the 78th month after the Court Ratification of the Plan.

Restructuring of qualified bonds:

•	This offer is available only to bondholders with claims in excess of US$750,000, which will receive the following:

•	Common shares issued by Oi and currently held by PTIF;

•	New notes;

•	New I Common Shares; and

•	Subscription Warrants

•	Exchange ratios: for each US$664,573.98:

•	9,137 common shares issued by Oi and currently held by PTIF;

•	New Notes, issued at the overall price of US$145,262, which consists of a par value of US$130,000 and an issue premium of US$15,262;

•	119,017 New I Common Shares;

•	9,155 Subscription Warrants.

Note: the exchange ratios assume that the number of Oi common shares and Oi preferred shares is 825,760,902.

•	The New Notes shall be issued in US$1,000 multiples and shall have a maximum par value of R$6,300,000,000, equivalent to a maximum par value of US$1,918,100,167.

•	Maturity: 7th year after its issue date.

•	Principal: shall be repaid in a bullet payment maturing on the 84th month after its issue date;

•	Interest: can be paid under one of the following two methods:

•	10% per year, paid semiannually; or

•

During the first three (3) years as from the plan’s ratification, 12% interest paid semiannually, of which 8% of the annual interest paid is in cash semiannually and 4% compounded semiannually and paid in the 36th month after the issue date of the New Notes, and beginning in the 4th year when annual 10% interest in being charged, paid semiannually.

•	The New I Common Shares shall be due as a result of the capital increase, through the capitalization of the claims:

•	Up to 1,756,054,163 New I Common Shares shall be issued with par value ranging from R$6.70 to R$7 to a total ranging from R$11,765,562,892.10 to R$12,292,379,141.

•	Subscription warrants: Oi shall issue up to 135,081,089 subscription warrants.

On June 13, 2018, ANATEL agreed with the restructuring of the qualified bonds, in Decision No. 336/2018, authorizing the stages necessary for the capital increase of the other actions required for complying with Clause 4.3.3.2 of the JRP. Specifically, the authorized conversion entailed the issue of new shares, the dilution of the current shareholders’ interests, the capital increase, and the change of the Company’s current shareholding structure. ANATEL ratified the determination of any change in the Company’s Board of Directors that must be previously submitted to the Regulator’s review.

On June 18, 2018, the Superintendent General of the Administrative Economic Defense Council (“CADE”) (Brazilian antitrust authority) decided, under SG Order No. 753/2018, not to acknowledge the qualified bonds’ restructuring transaction, which had been cautiously notified to said authority exclusively to ensure the compliance with JRP within the prescribed deadlines. According to the CADE Superintendent General, the transaction was not acknowledged because it did not meet the revenue requirement prescribed by Law 12529/2011. No complaints were filed against this decision.

With the confirmation of the CADE’s decision and taking into account ANATEL’s Steering Board’s decision that granted the preapproval requested by the Company to complete the capital increase provided for by Clause 4.3.3.2 of the JRP, all the conditions precedent listed by the Plan, needed to undertake said capital increase, were either verified or waived, considering that the related conversion of debt into equity instruments was implemented after the ratification of the JRP, on February 5, 2018.

Restructuring Option 4: General Payment Method

This offer applies to creditors that do not meet the terms and conditions of the previous offers or if the offers highlighted above exceed their maximum amounts and the creditor still holds an outstanding balance.

•	Principal shall be repaid in five (5) equal annual, successive installments after the 20-year grace period.

•	Interest/monetary variation:

•

Interest equivalent to TR, a benchmark rate, per year in the case of unsecure claims whose holders elect to receive payment for their claims in Brazilian reais; this interest shall be levied as from the Court Ratification of the Plan, and total interest and monetary variation accrued in the period shall be paid only and together with the last principal installment.

•	No interest, in the case of unsecured claims whose holders elect to receive payment for their claims in US dollars.

•	The Company shall have an early repayment option consisting of the payment of 15% of principal and accrued interest.

•	Payment maximum: R$70,000,000,000, minus the amount of pre-petition claims that are restructured under the other offers of the Plan.

Restructuring Option 5: Strategic Supplier Creditors

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The claims of Strategic Supplier Creditors, suppliers of goods and/or services that kept the terms and conditions practiced prior to the filing of the Judicial Reorganization Plan, that do not arise from loans or financing facilities granted to the Oi Companies, shall be paid, up to a maximum of R$150,000, within up to 20 business days after the end of the period to elect the payment option.

If these suppliers have claims in excess of R$150,000, they shall receive the outstanding amount minus a 10% discount in four (4) equal annual, successive installments, plus (i) TR + 0.5% in the case of real-denominated claims and (ii) 0.5% per year in the case of US dollar- or euro-denominated claims.

CLAIMS FROM RELATED PARTIES

Claims that refer to intragroup loans among the JR Debtors, by using cash generated by transactions conducted in the international market by the JR Debtors, shall be paid as described below:

•	Principal shall be repaid beginning on the 20th year after the settlement of the General Payment Method claims. Principal shall be repaid in five (5) equal annual, successive installments.

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Interest/monetary variation: TR for real-denominated intragroup claims 0.5%, levied as from the Court Ratification of the Plan. Total interest and monetary variation accrued in the period shall be paid only and together with the last principal installment. No interest, in the case of dollar- or euro-denominated intragroup claims.

The Oi Companies may mutually agree an alternative method for the settlement of intragroup claims, under the originally agreed terms and conditions, including, but not limited to, by netting their payables and receivables, as provided for by the law.

CASH SWEEP

Unsecured Creditors, MEs/EPPs, and Secured Creditors can accelerate the receipt of their claims against the Oi Companies with the cash sweep, which shall be proportionally distributed among the claims, under the following terms:

•	In the first five (5) years after the Court Ratification of the Plan, the Oi Companies shall assign the equivalent to 100% of the net revenue from the sale of assets that exceeds US$200 million.

•	Beginning on the 6th year after the Court Ratification of the Plan, the Oi Companies shall assign the equivalent to 70% of its Cash Balance that exceeds the Minimum Cash Balance.

•	The Minimum Cash Balance is defined as the higher of:

(i)	25% of the aggregate of prior year’s OPEX and CAPEX; or

(ii)	R$5 billion.

•	Additionally, any funds originating from a capital increase shall be added to the calculation of the Minimum Cash Balance.

CAPITAL INCREASES – NEW FUNDS

Pursuant to the shareholders’ preemptive right and fulfilling or waiving the conditions precedent provided for in the Backstop Agreement or the JRP, the Company was required to make a Capital Increase – New Funds totaling R$4,000,000,000.

The Issue Price of the New II Common Shares was calculated by dividing R$3,000,000,000 by the number of Oi shares outstanding on the business day immediately prior to the capital increase, taking into consideration possible adjustments provided for in the Backstop Agreement.

Taking into consideration the terms and conditions of the Backstop Agreement, a commitment fee of 8% in US dollars or 10% in Company common shares was due to the investors identified in the Backstop Agreement that committed to promptly provide or obtain firm commitments for the full subscription of the capital increase, as established in said Backstop Agreement. On January 25, 2019, 272,148,705 Common Shares have been issued in a private placement to the Backstop Investors and paid US$13 million to the Backstop Investors as compensation for their commitments under the Commitment Agreement.

FURTHER OBLIGATIONS AND OTHER RELEVANT SITUATIONS:

Restriction to Dividend Payments: The Oi Companies shall be restricted from declaring or paying any dividends, return on capital, or make any other payment or distribution on (or relating to) its own shares (including any payment relating to any merger or consolidation involving any JR Debtors), except as otherwise provided for in the Plan.

The JR Debtors shall only distribute dividends to their shareholders as follows: (i) up to the sixth anniversary of the Court Ratification of Plan, as applicable, the JR Debtors shall not pay any dividends; and (ii) after the sixth anniversary of the Court Ratification of Plan, as applicable, the JR Debtors shall be authorized to pay dividends if, and only if, the Company’s net debt-to-EBITDA ratio is two (2) or lower, after the end of the relevant financial year.

Suspension of the Obligations: Beginning on the day of a Suspension of Obligations Event and ending on a Reversal Date (as defined below) (“Suspension Period”) with regard to the Pre-petition Claims, the following obligations shall no longer apply to the Pre-petition Claims to be restructured and paid under the Judicial Reorganization Plan (for purposes of this Clause, “Suspended Obligations”):

•	Annual early redemption with Surplus Cash Generation;

•	Restriction to Dividend Payments.

The JR Debtors shall be fully exempt from liabilities resulting from any actions taken or events incurred during the Suspension Period or, also, any contractual obligation prior to a Reversal Date (as if, in this period of time, these actions, events, or contractual obligations were allowed).

At any time, if two (2) credit rating agencies rate Oi with an investment grade and no noncompliance occurs, the obligations listed above shall be suspended (“Obligation Suspension Event”). If on any subsequent date (“Reversal Date”), one (1) or both rating agencies cancel the investment grade or downgrade Oi below the investment grade, the suspended obligations shall be reinstated.

Conditions Precedent. The JRP provides for a set of resolution and suspensory conditions precedent that need to be verified or formally and expressly waived by the qualified unsecured creditors to undertake the Capital Increase – New Funds. As at December 31, 2018, all Conditions Precedent had been verified or waived.

Sale of Capital Assets. The JRP, in the Appendix to Clause 3.1.3, lists a set of capital assets that Management may sell in order to raise additional funds. The Company’s management has been undertaking efforts to sell some financial investments, having not yet completed any transaction. Therefore none of these assets were classified as held-for-sale as of December 31, 2018.

Corporate Restructuring activities. The JRP, in the Appendix to Clause 7.1., lists a set of corporate transactions that Management may implement to optimize and increase the Company’s results, contributing to the compliance with the JRP obligations. As part of these activities, the merger of Oi Internet with and into Oi Móvel was completed on March 1, 2018.

1.6.	LIABILITIES SUBJECT TO COMPROMISE AND OTHER IMPACTS FROM ASC 852 REORGANIZATIONS (Notes 28 and 29)

As a result of the filing of the Bankruptcy Petitions, the company has applied the FASB Accounting Standards Codification (“ASC”) 852 Reorganizations in preparing its consolidated financial statements. ASC 852 requires that financial statements distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain expenses, realized gains and losses and provisions for losses that are realized or incurred in the judicial reorganization proceedings have been recorded in a reorganization line item in its consolidated statements of operations as disclosed in note 28. In addition, the prepetition obligations that may be impacted by the judicial reorganization proceedings have been classified on the balance sheet as liabilities subject to compromise as disclosed in note 29. These liabilities are reported as the amounts expected to be allowed by the Judicial Reorganization Court, even if they may be settled for lesser amounts.

The amounts initially recorded as liabilities subject to compromise were subsequently adjusted and reclassified to reflect the new legal terms and conditions established by the JRP Court and as of December 31, 2018 there are no outstanding liabilities subject to compromise.

On December 31, 2018, the Company did not emerge from bankruptcy, due to certain material unsatisfied conditions, which relates to additional capital increase that occurred on January 25, 2019.

In connection with an emergence from the Judicial Reorganization, under U.S. GAAP the Company would have been required to consider whether it met the criteria requiring adoption of fresh start accounting as of the January 25, 2019, the emergence date. Fresh start accounting would have required the reorganization value of the Company to be assigned to the assets and liabilities of the Company in conformity with the procedures specified in ASC 805-20. However, as the Company intends to file its annual report on Form 20-F for the year ended December 31, 2019 with financial statements prepared in accordance with International Financial Reporting Standards (IFRSs) issued by the International Accounting Standards Board (IASB), it does not intend to adopt fresh start accounting as there is no requirement under IFRS to do so.

1.7. RECONCILIATION BETWEEN U.S. GAAP AND IFRS

The Company prepares its local financial statements in accordance with IFRS, and the pronouncements, guidelines and interpretations issued by the Accounting Pronouncements Committee (CPC), approved by the Brazilian Securities and Exchange Commission (CVM).

As the Company is not a fist-time adopter of IFRS, it anticipates it will be required to present, in the audited financial statements included in its annual report on Form 20-F for the year ended 12/31/2019, a reconciliation from U.S. GAAP to IFRS for the comparative years presented.

In order to anticipate such requirement, the Company is presenting the reconciliation as of December 31, 2018, as follows:

Accounting differences between U.S. GAAP and IFRS

The financial statements of the Company are prepared in accordance with accounting policies generally accepted in the United States of America (“U.S. GAAP”). Differences between these accounting policies and practices adopted in International Financial Reporting Standard - IFRS, where applicable to Oi, are summarized below:

Reconciliation		12/31/2018
		Equity	Net income
Under U.S.GAAP		29,199,496	27,393,837
Impairment of long-lived assets	(a)	(1,226,125)	(141,418)
Business combinations prior to January 1, 2009	(b)	44,981	4,122
Pension plans and other post-retirement benefits	(c)	(689,574)	(115,080)
Capitalization of interest, net of amortization	(d)	60,928	(1,780)
Provision for onerous contracts	(e)	(4,493,895)	(4,493,895)
Settlement of judicial reorganization	(f)		(1,331,016)
Deferred income tax	(g)		3,300,785

Under IFRS		22,895,811	24,615,555

(a) Impairment of long-lived assets

In accordance with FASB ASC 360, long-lived assets, such as property, plant, and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.

In accordance with IAS 36 Impairment of assets, such as property, plant, and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or group of assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset or group of assets to the fair value of the asset or group of assets.

Therefore, regarding impairment of long-lived assets there is an accounting difference between U.S. GAAP and IFRS namely the recognition of impairment under IFRS. In 2018, under U.S. GAAP no impairment losses were recognized and under IFRS a provision for impairment losses amounting to R$1,226,125 were recorded in the balance sheet because of the difference on the impairment methodology between the two standards. Net income in 2018, under IFRS, includes provision for impairment amounting to R$291,807 and depreciation and amortization related effects amounting to R$150,389.

(b) Business combinations prior to January 1, 2009

Under U.S. GAAP, for the acquisitions of interests in Pegasus, Way-TV, Paggo and TNCP (Amazônia) that occurred prior to January 1, 2009, the Company adopted the procedures determined by FASB ASC 805 Business Combinations, resulting in a difference as compared to the Company’s accounting policy in force prior to that date. The accounting method used under U.S. GAAP in business combination transactions is the “purchase method”, which requires that acquirers reasonably determine the fair-value of the identifiable assets and liabilities of acquired companies, individually, to determine goodwill paid.

Since IFRS 3 Business Combinations was effective to business combinations for which the acquisition date was on or after January 1, 2009, under IFRS for all business combinations prior that, the Company typically recognized the difference between the purchase price and the historical book value of the assets acquired and liabilities assumed as goodwill, which was amortized over the estimated period over which the Company expected to benefit from the goodwill. This period was determined based on the reasons attributed by management for the payment of goodwill. A test for impairment is made at least annually or if there is an indication that the unit in which the goodwill was allocated may be impaired.

Therefore, regarding the business combinations prior to January 1, 2009 there is an accounting difference between U.S. GAAP and IFRS namely the computation of goodwill, recognition of intangible assets and amortization of goodwill.

(c) Pension plans and other post-retirement benefits

The Company applies FASB ASC 715 - Retirement Benefits, which requires an employer to recognize the overfunded status or funded status of a defined benefit postretirement plan as an asset or liability in its balance sheet and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income.

The overfunded status of the pension plans is presented as a prepaid asset. Unrecognized net gain or losses are recognized following the “10% corridor approach”. Deferred actuarial gains and losses outside the 10% corridor are amortized over the average remaining service period of active employees or, when all or almost all participants are inactive, over the average remaining life expectancy of those participants.

Under IFRS, if a plan has an overfunded status, which is not expected to generate future benefits, the company does not recognize the funded status, unless in case of express authorization for offsetting with future employer contribution. Remeasurement of gains and losses, including actuarial gains and losses, must be recognized immediately in OCI and are not subsequently recognized (or recycled) into net income.

Therefore, regarding pension plans and other post-retirement benefits there is an accounting difference between U.S. GAAP and IFRS namely: (i) the recognized overfunded status under U.S. GAAP, and (ii) the result from the use of the “10% corridor approach” which is not applicable under IFRS.

(d) Capitalization of interest, net of amortization

Under U.S. GAAP, capitalized interest is added to the individual assets and is amortized over their estimated useful lives. The Company capitalizes only interest expenses to the extent that borrowings do not exceed the balances of construction in-progress, as generally foreign exchange differences are not eligible for being recorded as part of the cost of the asset.

Under IFRS, financial charges on obligations financing assets and construction works in progress are capitalized, including interest expenses and certain foreign exchange differences.

Therefore, regarding capitalization of interest, net of amortization, there is an accounting difference between U.S. GAAP and IFRS namely the impact of capitalization of foreign exchange under IFRS.

(e) Provision for onerous contracts

Under U.S. GAAP, future losses on firmly committed executory contracts (onerous contracts) typically are not recognized. Losses are recognized only when incurred.

Under IFRSs, an entity is required to recognize and measure the present obligation under an onerous contract as a provision. An onerous contract is one “in which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it”.

The Company is party to a telecommunications signals transmission capacity supply agreement using submarine cables that connect North America and South America. Since the agreement’s obligations exceed the economic benefits that are expected to be received throughout the agreement and the costs are unavoidable, the Company recognized in 2018, pursuant to IAS 37, an onerous obligation measured at the lowest of net output cost of the agreement brought to present value, in the amount of R$ 4,493,894.

Therefore, regarding provision for onerous contracts there is an accounting difference between U.S. GAAP and IFRS namely the recognition of a provision that does not exist under U.S. GAAP.

(f) Settlement of Judicial Reorganization

Under U.S. GAAP, the company has applied the FASB Accounting Standards Codification (“ASC”) 852 Reorganizations in preparing its consolidated financial statements. Under ASC 852, the company adopted the following accounting procedures:

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Prepetition obligations impacted by the judicial reorganization proceedings had been classified on the balance sheet as liabilities subject to compromise in 2017. These liabilities were reported as the amounts expected to be allowed by the Judicial Reorganization Court, even if they were settled for lesser amounts;

•	Interest accruing on unsecured debt subsequent to the date of petition is not an allowed claim and therefore has not been accrued;

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Foreign currency denominated liabilities in Reais using the applicable foreign currency translation rate as of the petition date. As a result there is no foreign currency translation adjustments recorded after the petition date related to prepetition liabilities under U.S. GAAP; and

Under IFRS, there is no specific guidance for accounting Bankruptcy Petitions as there is under U.S. GAAP. Financial liabilities were recorded as before the Bankruptcy Petition, including the accrual of interest based on the contracts, the recognition of foreign currency translation and the recognition of provisions based on expected payment cash outflow (IAS 37 for liability provisions). Liabilities subject to compromise were classified on the balance sheet as Current Liabilities. Any differences between the settlement of the liability and its carrying amount were reorganized upon settlement of the JRP and recorded in the Consolidated Income Statement at such time.

Because all liabilities subject to compromise are already settled in 2018 under the conditions of the JRP, as described in note 29, no GAAP differences compared to IFRS exist for the balances of liabilities after the settlement date.

Therefore, regarding settlement of judicial reorganization the only accounting difference between U.S. GAAP and IFRS are namely: (i) the impacts of settlement and present value of liabilities for adopting ASC 852 under U.S. GAAP that needs to be excluded under IFRS; and (ii) the gain recognition on reversal of interest and foreign currency on loans and financings under IFRS.

The following is a summary of the Judicial Reorganization adjustments to net income for the year ended December 31, 2018:

Judicial reorganization	12/31/18
Settlement for lesser amounts of prepetition obligations and present value recognition under U.S. GAAP	(6,527,238)
Gain on reversal of interest and foreign currency on loans and financings under IFRS	5,196,222

(1,331,016)

(g) Deferred income tax

This relates to the impact of recalculation of the deferred tax assets and liabilities considering the adjusted balances of accounts and related impacts on net income and the revised valuation allowance based on the reassessed schedule of expected generation of future taxable income under IFRS.